Exhibit 99.1

NEWS RELEASE
Contacts: MSC Income Fund, Inc. Dwayne L. Hyzak, CEO, dhyzak@mainstcapital.com Cory E. Gilbert, CFO, cgilbert@mainstcapital.com 713-350-6000
MSC Income Fund Announces Preliminary Estimate of Fourth Quarter 2024
Operating Results
Provides Update Regarding Potential Listing Transaction
HOUSTON – January 15, 2025 – MSC Income Fund, Inc. (“MSC Income” or the “Company”) is
pleased to announce its preliminary operating results for the fourth quarter of 2024.
Preliminary Estimates of Fourth Quarter 2024 Results(1)
MSC Income’s preliminary estimate of fourth quarter 2024 net investment income (“NII”) is $0.35 to
$0.36 per share.
MSC Income’s preliminary estimate of net asset value (“NAV”) per share as of December 31, 2024 is
$15.50 to $15.56, representing an increase of $0.12 to $0.18 per share, or 0.8% to 1.2% from the NAV per share of $15.38 as of September 30, 2024. The estimated increase in NAV per share is primarily due to the net tax benefit recognized for the quarter and the net fair value increase on the investment portfolio resulting from the net unrealized appreciation, partially offset by net realized losses on portfolio investments.
MSC Income preliminarily estimates that investments on non-accrual status comprised 1.5% of the total investment portfolio at fair value and 5.6% at cost as of December 31, 2024.
Investment Portfolio Activity
The Company’s fourth quarter 2024 operating activities include the following investment activity in the private loan, lower middle market (“LMM”) and middle market investment strategies:
•$29.5 million in total private loan portfolio investments, which after aggregate repayments of debt principal from several private loan portfolio investments and a decrease in cost basis due to a realized loss on a private loan portfolio investment resulted in a net decrease of
$5.5 million in the total cost basis of the private loan investment portfolio;
•$30.5 million in total LMM portfolio investments, which after a decrease in cost basis due to a realized loss on a LMM portfolio investment and return of equity invested capital resulted in a net increase of $16.4 million in the total cost basis of the LMM investment portfolio; and
•a net decrease of $7.5 million in the total cost basis of the middle market investment portfolio.
Potential Listing Transaction
The stockholders of MSC Income voted on six proposals at its Special Meeting of Stockholders held on December 11, 2024 (“Special Meeting”) related to MSC Income’s opportunity to list MSC
Income’s shares of common stock (the “Shares”) on a national securities exchange accompanied by a follow-on public offering (together, a “Listing”). At the Special Meeting, each of proposals presented received the required number of votes necessary for approval by MSC Income’s stockholders.
Following the approvals obtained at the Special Meeting and in connection with a potential Listing,
MSC Income completed a 2-for-1 reverse stock split (“Reverse Stock Split”) of its issued and outstanding Shares on December 16, 2024. As a result of the Reverse Stock Split, every two Shares were combined into one issued and outstanding Share. The NAV per share of each outstanding Share was also adjusted commensurate with the Reverse Stock Split. In addition, the previously announced quarterly dividend of $0.18 per Share payable on January 31, 2025 to stockholders of record as of
December 31, 2024 was adjusted to $0.36 per Share commensurate with the Reverse Stock Split.
After receipt of the stockholders’ approval of the six proposals at the Special Meeting, MSC Income has commenced the final steps to prepare for the Listing. MSC Income anticipates that its Shares will commence trading on the NYSE with the ticker symbol “MSIF” later this year. There can be no assurance that MSC Income will be able to complete the Listing in any certain timeframe or at all.
Stockholders of the Company are encouraged to visit the Company’s website at
www.mscincomefund.com(2) for additional periodic updates regarding the Company and to sign up for email updates from the Company through the Company’s website at www.mscincomefund.com/news/
email-alerts.(2)
A registration statement relating to the Shares has been filed with the U.S. Securities and
Exchange Commission (the “SEC”) but has not yet become effective. The Shares may not be sold nor may offers to buy be accepted prior to the time that the registration statement becomes effective. No offer to buy the Shares can be accepted and no part of the purchase price can be received until the registration statement has become effective, and any such offer may be withdrawn or revoked by you without obligation or commitment of any kind, at any time prior to the time you receive notice of an acceptance of the offer given after the effective date.
Investors are advised to carefully consider the investment objectives, risks and charges and expenses of MSC Income before investing. The preliminary prospectus, dated December 20,
2024, contains this and other information about MSC Income and should be read carefully before investing. The information in the registration statement, preliminary prospectus and herein is not complete and may be changed.
This press release will not constitute an offer to sell or the solicitation of an offer to buy the
Shares nor shall there be any sale of such Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to their registration or qualification under the securities laws of any such state or jurisdiction. Offers of the Shares are made only by means of the prospectus. The SEC has not approved or disapproved the Shares or passed upon the adequacy of the preliminary prospectus. Any representation to the contrary is a criminal offense.
The offering of the Shares described in this press release will be made only by means of a preliminary prospectus forming part of the registration statement, copies of which may be obtained, when available, from: RBC Capital Markets, LLC, 200 Vesey Street, 8th Floor, New York, NY 10281-8098;
Attention: Equity Syndicate; Phone: 877-822-4089; Email: equityprospectus@rbccm.com.
ABOUT MSC INCOME FUND, INC.
The Company (www.mscincomefund.com) is a principal investment firm that primarily provides debt capital to private companies owned by or in the process of being acquired by a private equity fund and also provides customized long-term debt and equity capital solutions to lower middle market companies. The Company’s portfolio investments are typically made to support leveraged buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors. The Company seeks to partner with private equity fund sponsors and primarily invests in secured debt investments within its private loan investment strategy. The Company seeks to partner with entrepreneurs, business owners and management teams and generally provides customized “one-stop” debt and equity financing solutions within its lower middle market investment strategy. The Company’s private loan portfolio companies generally have annual revenues between
$25 million and $500 million. The Company’s lower middle market portfolio companies generally have annual revenues between $10 million and $150 million.
ABOUT MSC ADVISER I, LLC
MSC Adviser I, LLC is a wholly owned subsidiary of Main Street Capital Corporation (NYSE:
MAIN) that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.  It currently manages investments for external parties, including the Company.
FORWARD-LOOKING STATEMENTS AND OTHER MATTERS
MSC Income cautions that statements in this press release which are forward-looking and provide other than historical information, including but not limited to the preliminary estimates of fourth quarter 2024 financial information and results, timing and completion of a Listing by MSC Income and the payment of future dividends, are based on current conditions and information available to
MSC Income as of the date hereof. Although its management believes that the expectations reflected in those forward-looking statements are reasonable, MSC Income can give no assurance that those expectations will prove to be correct. Those forward-looking statements are made based on various underlying assumptions and are subject to numerous uncertainties and risks, including, without limitation, such factors described under the captions “Cautionary Statement Concerning Forward-
Looking Statements” and “Risk Factors” included in MSC Income’s filings with the Securities and
Exchange Commission (the “SEC”) (www.sec.gov). MSC Income undertakes no obligation to update the information contained herein to reflect subsequently occurring events or circumstances, except as required by applicable securities laws and regulations.
The preliminary estimates of fourth quarter 2024 financial information and results furnished above are based on MSC Income’s management’s preliminary determinations and current expectations, and such information is inherently uncertain. The preliminary estimates provided herein have been prepared by, and are the responsibility of, management and are subject to completion of MSC Income’s customary year-end closing and review procedures and third-party audit, including the determination of the fair value of MSC Income’s portfolio investments. As a result, actual results could differ materially from the current preliminary estimates based on adjustments made during MSC Income’s year-end closing and review procedures and third-party audit, and MSC Income’s reported information in its Annual
Report on Form 10-K for the year ended December 31, 2024 may differ from this information, and any such differences may be material. In addition, the information furnished above does not include all of the information regarding MSC Income’s financial condition and results of operations for the quarter and full year periods ended December 31, 2024 that may be important to readers. As a result, readers are cautioned not to place undue reliance on the information furnished in this press release and should view this information in the context of MSC Income’s full fourth quarter and full year 2024 results when such results are disclosed by MSC Income in its Annual Report on Form 10-K for the year ended
December 31, 2024. The information furnished in this press release is based on MSC Income’s management’s current expectations that involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, such information.
End Notes
(1)      All per share amounts have been adjusted to reflect the Reverse Stock Split.
(2)No information contained on the Company’s website is incorporated by reference in this press release or any of the Company’s filings with the SEC, and you should not consider that information to be part of this press release or any other such filing.